EXHIBIT 99.2

Regency Centers Corporation

March 31, 2008

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At March 31, 2008, Regency’s total market capitalization was $7.0 billion.

As of March 31, 2008, the Company owned 450 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 60 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $85,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 77% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past eight years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 189 shopping centers, including those currently in-process, representing an investment at completion of nearly $3.0 billion. At the end of the first quarter of 2008, Regency had 48 projects under development for an estimated total investment at completion of $1.1 billion. These in-process developments are 59% funded and 78% leased and committed, including tenant-owned GLA.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund nearly $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2008. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

March 31, 2008

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

FFO and Other Information	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-17

Co-investment Partnerships:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-34

Significant Tenant Rents	35-36

Lease Expiration Schedule	37-38

Forward-Looking Information:

Earnings and Valuation Guidance	39

Reconciliation of FFO to Net Income	40

Highlights

March 31, 2008

Operating Results

(Wholly-owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended March 31, 2008, same property NOI growth was 3.1%. Operating properties were 94.9% leased. Rent growth was 12.6%.

Operating Results

(Wholly-owned and 100% of co-investment partnerships)

For the quarter ended March 31, 2008, same property NOI growth was 2.4%. Operating properties were 95.1% leased. Rent growth was 11.9%.

During the quarter, 1.7 million square feet of GLA was renewed or newly leased through 477 leasing transactions.

Financial Results

Funds From Operations for the quarter was $61.2 million, or $0.87 per diluted share. Net income for the quarter was $26.7 million, or $0.38 per diluted share.

Development Activity

At quarter end, Regency had 48 projects in process for an estimated net development cost of $1.1 billion and an expected return of 8.9%.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the first quarter, Regency:

•	Sold one co-investment operating property at a cap rate of 4.82%. Regency’s share of the gross sales price was $2.4 million.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

March 31, 2008

Financial Results	Three Months Ended		Year to Date
	2008	2007	2008	2007
Net Income for common stockholders	$26,719,500	$52,069,200	$26,719,500	$52,069,200
Basic EPS	$0.38	$0.75	$0.38	$0.75
Diluted EPS	$0.38	$0.75	$0.38	$0.75
Diluted EPS per share growth rate	-49.3%		-49.3%

Funds from Operations for common stockholders	$61,186,652	$79,134,348	$61,186,652	$79,134,347
FFO per share – Basic	$0.87	$1.14	$0.87	$1.14
FFO per share – Diluted	$0.87	$1.13	$0.87	$1.13
Diluted FFO per share growth rate	-23.0%		-23.0%

Dividends paid per share and unit	$0.725	$0.660	$0.725	$0.660
Payout ratio of Diluted FFO per share	83.3%	58.4%	83.3%	58.4%

Interest Coverage Ratios
Interest only	2.9	3.9	2.9	3.9
Capitalized interest	$9,386,903	$7,134,444	$9,386,903	$7,134,444
Fixed Charge (Regency only)	2.4	3.1	2.4	3.1
Fixed Charge (with pro-rata share of partnerships)	2.2	2.8	2.2	2.8

Capital Information	3/31/08	YTD Change	12/31/07	12/31/06
Closing common stock price per share	$64.76	$0.27	$64.49	$78.17
Shareholder Return (assumes no reinvestment of dividends)	1.5%

Common Shares and Equivalents Outstanding	70,390,392	278,144	70,112,248	69,758,821

Market equity value of Common and Convertible shares	$4,558,482	$36,943	$4,521,539	$5,453,047
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,108,499	$100,524	$2,007,975	$1,575,385
Total market capitalization (000’s)	$6,991,981	$137,467	$6,854,514	$7,353,433
Debt to Total Market Capitalization	30.2%	0.9%	29.3%	21.4%

Total real estate at cost before depreciation (000’s)	$4,475,992	$77,797	$4,398,195	$3,901,634
Total assets at cost before depreciation (000’s)	$4,714,327	$73,817	$4,640,509	$4,099,175
Debt to Total Assets before Depreciation	44.7%	1.5%	43.3%	38.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,922,181	283,544	69,638,637	69,017,995
Exchangeable O.P. Units held by minority interests	468,211	(5,400)	473,611	740,826

Total Common Shares and Equivalents	70,390,392	278,144	70,112,248	69,758,821

Summary Real Estate Information

March 31, 2008

Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	3/31/08	12/31/07
Gross Leasable Area (GLA)	32,010,861	31,791,357
GLA including anchor-owned stores	38,081,655	37,587,096

% leased – Operating and development properties	89.7%	89.4%
% leased – Operating properties only	94.9%	95.0%

Rental rate growth – YTD (1)	12.6%	13.0%
Same property NOI growth – YTD	3.1%	3.0%

Wholly-Owned and 100% of Co-investment Partnerships

	3/31/08	12/31/07
Gross Leasable Area (GLA)	51,292,840	51,106,824
GLA including anchor-owned stores	59,526,928	59,198,217
GLA under development	5,071,732	5,232,481

Number of retail shopping centers	450	451
Number of centers under development (excluding expansions)	45	49
Number of grocery-anchored shopping centers	360	360

% leased – Operating and development properties	91.8%	91.7%
% leased – Operating properties only	95.1%	95.2%

Rental rate growth – YTD (1)	11.9%	13.0%
Same property NOI growth – YTD	2.4%	3.2%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2008 and December 31, 2007 and 2006

Assets	2008	2007	2006
Real estate investments at cost:
Operating properties	$3,117,020,151	3,059,355,394	2,826,485,380
Properties in development	928,082,639	905,929,461	615,450,669

	4,045,102,790	3,965,284,855	3,441,936,049
Operating properties held for sale	—	—	25,607,741
Less: accumulated depreciation	518,613,523	497,498,468	427,389,404

	3,526,489,267	3,467,786,387	3,040,154,386
Investments in real estate partnerships	430,889,273	432,910,064	434,089,822

Net real estate investments	3,957,378,540	3,900,696,451	3,474,244,208

Cash and cash equivalents	29,211,711	18,667,717	34,046,219
Notes receivable	32,413,498	44,542,740	19,988,087
Tenant receivables, net of allowance for uncollectible accounts	67,461,480	75,440,580	67,161,676
Deferred costs, less accumulated amortization	56,674,747	52,784,152	40,989,102
Acquired lease intangible assets, net	16,216,701	17,227,865	12,315,042
Other assets	36,356,408	33,651,422	23,040,830

	$4,195,713,085	4,143,010,927	3,671,785,164

Liabilities and Stockholders’ Equity
Notes payable	$1,798,832,662	1,799,974,913	1,454,385,498
Unsecured credit facilities	309,666,667	208,000,000	121,000,000

Total notes payable	2,108,499,329	2,007,974,913	1,575,385,498

Tenants’ security and escrow deposits	11,775,810	11,436,472	10,517,225
Acquired lease intangible liabilities, net	9,776,261	10,353,746	7,729,080
Accounts payable and other liabilities	147,292,507	164,478,807	140,940,055

Total liabilities	2,277,343,907	2,194,243,938	1,734,571,858

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	10,530,909	10,831,917	16,941,350
Limited partners’ interest in consolidated partnerships	18,334,229	18,392,152	17,797,344

Total minority interests	78,023,115	78,382,046	83,896,671

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	755,204	751,687	744,318
Additional paid in capital, net of treasury stock	1,657,913,581	1,654,866,175	1,632,787,270
Accumulated other comprehensive (loss) income	(28,273,720)	(18,916,679)	(13,317,497)
Distributions in excess of net income	(65,049,002)	(41,316,240)	(41,897,456)

Total stockholders’ equity	1,840,346,063	1,870,384,943	1,853,316,635

	$4,195,713,085	4,143,010,927	3,671,785,164

Ratios	2008	2007	2006
Debt to real estate assets, before depreciation	47.1%	45.7%	40.4%
Debt to total assets, before depreciation	44.7%	43.3%	38.4%
Debt to total assets, before depreciation and including prorata share of JV’s	50.0%	48.9%	45.3%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	55.8%	54.9%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	87.7%	87.5%	83.5%
Unsecured NOI to total NOI (wholly-owned only)	87.4%	87.5%	83.1%

Consolidated Statements of Operations

For the Periods Ended March 31, 2008 and 2007

(Asset sales not separated as discontinued operations as required by GAAP – See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Real Estate Revenues:
Minimum rent	$85,609,128	78,459,606	$85,609,128	78,459,606
Percentage rent	800,023	734,797	800,023	734,797
Recoveries from tenants	22,541,679	20,064,037	22,541,679	20,064,037
Termination Fees	260,277	289,012	260,277	289,012
Other income	1,962,259	2,159,783	1,962,259	2,159,783

	111,173,366	101,707,235	111,173,366	101,707,235

Real Estate Operating Expenses:
Operating and maintenance	15,523,653	13,386,586	15,523,653	13,386,586
Real estate taxes	12,931,731	11,726,622	12,931,731	11,726,622

	28,455,384	25,113,208	28,455,384	25,113,208

Net operating income	82,717,982	76,594,027	82,717,982	76,594,027

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including development gains	1,628,836	610,948	1,628,836	610,948
Gain (loss) on sale of operating properties	1,006,427	3,177,475	1,006,427	3,177,475

	2,635,263	3,788,423	2,635,263	3,788,423

Fees, Development and Outparcel Gains:
Asset management fees	2,897,184	2,597,682	2,897,184	2,597,682
Property management fees	4,228,893	3,300,071	4,228,893	3,300,071
Transaction and other fees	567,365	461,387	567,365	461,387
Leasing commissions	753,419	22,000	753,419	22,000
Development gains	—	21,489,986	—	21,489,986
Gain on sale of outparcels	2,559,829	1,361,330	2,559,829	1,361,330
Provision for income tax (expense)	(71,950)	1,273,868	(71,950)	1,273,868

	10,934,740	30,506,324	10,934,740	30,506,324

Other Operating Expense (Income):
General and administrative	14,122,959	12,297,087	14,122,959	12,297,087
Franchise taxes	350,383	523,304	350,383	523,304
Depreciation and amortization (including FF&E)	25,522,175	21,517,835	25,522,175	21,517,835
Interest expense, net	22,537,579	19,389,301	22,537,579	19,389,301
(Gain) loss on sale of operating properties including taxes	—	(1,582,762)	—	(1,582,762)
Provision for loss on real estate investments	716,000	—	716,000	—

	63,249,096	52,144,765	63,249,096	52,144,765

Minority Interests
Preferred unit distributions	931,248	931,248	931,248	931,248
Exchangeable operating partnership units	212,847	546,578	212,847	546,578
Limited partners’ interest in consolidated partnerships	256,503	278,192	256,503	278,192

Net income	31,638,291	56,987,991	31,638,291	56,987,991
Preferred stock dividends	4,918,791	4,918,791	4,918,791	4,918,791

Net income for common stockholders	$26,719,500	52,069,200	$26,719,500	52,069,200

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended March 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Reconciliation of Net income to Funds from Operations

Net income for common stockholders	$26,719,500	52,069,200	$26,719,500	52,069,200
Adjustments to reconcile to Funds from Operations:
Depreciation expense – consolidated properties	21,388,427	18,058,518	21,388,427	18,058,518
Depreciation and amortization expense – uncons properties	10,855,658	10,669,368	10,855,658	10,669,367
Consolidated JV partners’ share of depreciation	(130,206)	(114,211)	(130,206)	(114,211)
Amortization of leasing commissions and intangibles	3,146,853	2,665,132	3,146,853	2,665,132
(Gain) loss on sale of operating properties, including JV’s	(1,006,427)	(4,760,237)	(1,006,427)	(4,760,237)
Minority interest of exchangeable partnership units	212,847	546,578	212,847	546,578

Funds From Operations	$61,186,652	79,134,348	$61,186,652	79,134,347

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.38	0.75	$0.38	0.75
Adjustments to reconcile to Funds from Operations per share:
Depreciation expense – consolidated properties	0.31	0.26	0.31	0.26
Depreciation and amortization expense – uncons properties	0.15	0.15	0.15	0.15
Consolidated JV partners’ share of depreciation	0.00	0.00	0.00	0.00
Amortization of leasing commissions and intangibles	0.04	0.04	0.04	0.04
Gain on sale of operating properties	(0.01)	(0.07)	(0.01)	(0.07)

Funds From Operations	$0.87	1.13	$0.87	1.13

Additional Disclosures:

Straight-line rental income	$1,490,416	1,522,133	$1,490,416	1,522,133
Above- and below- market rent amortization	548,038	357,409	548,038	357,409
Pro-rata share of JV straight-line rental income	419,065	487,503	419,065	487,503
Pro-rata share of JV above- and below- mkt rent amortization	770,574	699,745	770,574	699,745
Provision for loss on real estate investments	716,000	—	716,000	—
Debt premium amortization income	73,043	164,480	73,043	164,480
Stock based compensation expense	2,784,840	2,516,940	2,784,840	2,516,940
Capitalized direct leasing compensation costs	3,640,314	3,122,541	3,640,314	3,122,541
Capitalized direct development compensation costs	9,987,513	9,484,881	9,987,513	9,484,881
Fees earned from 3rd parties as reported for GAAP	8,446,861	6,381,140	8,446,861	6,381,140
Fees earned from 3rd parties, excluding REG owned portion	7,057,513	5,205,337	7,057,513	5,205,337

Capital Expenditures (non-revenue enhancing only):

Leasing commissions – consolidated properties	$1,676,460	1,970,149	$1,676,460	1,970,149
Tenant improvements – consolidated properties	1,220,187	542,254	1,220,187	542,254
Building improvements – consolidated properties	1,341,296	1,466,569	1,341,296	1,466,569
Pro-rata share of unconsolidated leasing commissions	396,811	263,252	396,811	263,252
Pro-rata share of unconsolidated tenant improvements	167,685	228,959	167,685	228,959
Pro-rata share of unconsolidated building improvements	424,541	170,320	424,541	170,320

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$85,604,578	77,213,286	$85,604,578	77,213,286
Percentage rent	800,023	734,797	800,023	734,797
Recoveries from tenants and other income	24,795,886	22,083,914	24,795,886	22,083,914
Management fees and commissions	8,446,861	6,381,140	8,446,861	6,381,140

Total revenues	119,647,348	106,413,137	119,647,348	106,413,137

Operating Expenses:
Depreciation and amortization	25,522,175	21,451,300	25,522,175	21,451,300
Operating and maintenance	15,503,977	12,995,667	15,503,977	12,995,667
General and administrative	14,122,959	12,297,087	14,122,959	12,297,087
Real estate taxes	12,878,090	11,347,666	12,878,090	11,347,666
Other operating expense	796,651	459,937	796,651	459,937

Total operating expenses	68,823,852	58,551,657	68,823,852	58,551,657

Other Expense (Income):
Interest expense, net of interest income	22,537,579	19,389,301	22,537,579	19,389,301
Gain on sale of properties	(2,934,147)	(25,644,579)	(2,934,147)	(25,644,579)
Provision for loss on real estate investments	716,000	—	716,000	—

Total other expense (income)	20,319,432	(6,255,278)	20,319,432	(6,255,278)

Income before minority interests	30,504,064	54,116,758	30,504,064	54,116,758

Minority interest of preferred units	(931,248)	(931,248)	(931,248)	(931,248)
Minority interest of exchangeable operating partnership units	(213,518)	(538,609)	(213,518)	(538,609)
Minority interest of limited partners	(256,503)	(278,192)	(256,503)	(278,192)
Equity in income of investments in real estate partnerships	2,635,263	3,788,423	2,635,263	3,788,423

Income from continuing operations	31,738,058	56,157,132	31,738,058	56,157,132

Discontinued Operations:
Operating (loss) income from discontinued operations	(99,767)	830,859	(99,767)	830,859
Gain on sale of properties	—	—	—	—

Income from discontinued operations	(99,767)	830,859	(99,767)	830,859

Net income	31,638,291	56,987,991	31,638,291	56,987,991

Preferred stock dividends	(4,918,791)	(4,918,791)	(4,918,791)	(4,918,791)

Net income for common stockholders	$26,719,500	52,069,200	$26,719,500	52,069,200

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

March 31, 2008 and December 31, 2007

Total Debt Outstanding:	3/31/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$195,766,849	196,914,814
Variable rate secured loans	5,730,490	5,820,786
Unsecured debt offering fixed rate	1,597,335,323	1,597,239,313
Unsecured credit facilities	309,666,667	208,000,000

Total	$2,108,499,328	2,007,974,913

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Credit Facilities	Term Maturities	Total
2008	4,171,464	—	19,401,864	23,573,328
2009	4,079,103	—	58,461,521	62,540,624
2010	4,038,334	—	176,893,955	180,932,289
2011	3,830,258	309,666,667	251,099,567	564,596,492
2012	4,042,724	—	249,858,962	253,901,686
2013	3,640,211	—	16,177,699	19,817,911
2014	7,751,577	—	157,839,814	165,591,391
2015	1,497,553	—	400,306,693	401,804,245
2016	1,123,555	—	14,076,244	15,199,799
2017	822,069	—	414,059,577	414,881,646
>10 years	175,542	—	6,059,905	6,235,447
Net unamortized debt discount		—	(575,529)	(575,529)

	$35,172,390	309,666,667	1,763,660,272	2,108,499,328

Percentage of Total Debt:			3/31/08	12/31/07
Fixed			85.05%	89.35%
Variable			14.95%	10.65%

Current Average Interest Rates:(1)
Fixed			6.38%	6.37%
Variable			3.85%	5.41%
Effective Interest Rate			6.00%	6.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	January 4, 2014	January 4, 2014
Variable	January 30, 2011	January 24, 2011

Summary of Consolidated Debt

March 31, 2008 and December 31, 2007

Lender	Secured Property	Rate	Maturity	3/31/08	12/31/07
Fixed Rate Loans:
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	$10,044,519	10,089,644
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,474,393	9,527,946
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,260,043	3,314,671
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	9,941,016	9,974,030
Debt Offering	Unsecured	8.450%	09/01/10	149,934,819	149,928,075
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,495,851	5,530,756
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,498,114	2,513,979
Debt Offering	Unsecured	7.950%	01/15/11	219,914,535	219,906,920
Wachovia Securities	Market at Opitz Crossing	7.300%	03/01/11	11,842,526	11,886,679
Debt Offering	Unsecured	7.250%	12/12/11	19,953,146	19,950,021
Debt Offering	Unsecured	6.750%	01/15/12	249,858,962	249,849,764
PNC Bank	Gateway Shopping Center	7.110%	05/01/13	20,591,984	20,765,803
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,484,573	5,612,864
TIAA	Northgate Square	5.640%	01/10/14	6,674,279	6,716,101
Debt Offering	Unsecured	4.950%	04/15/14	149,772,372	149,762,887
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	8,959,039	9,038,367
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,398,005	8,448,434
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	2,020,780	2,076,250
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	44,000,000	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,637,516	349,625,018
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	874,762	874,762
GMAC	Naples Walk	6.150%	08/11/16	17,883,647	17,968,547
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,572,234	10,656,966
Debt Offering	Unsecured	5.875%	06/15/17	398,263,974	398,216,628
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,428,592	9,473,223
TIAA	Westchase	5.520%	07/10/18	8,898,023	8,948,276
Net unamortized discounts on assumed debt of acquired properties				(575,529)	(502,484)

Total Fixed Rate Debt				$1,793,102,171	1,794,154,127

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	$5,730,490	5,820,786
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	02/11/11	82,000,000	208,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	02/11/11	227,666,667	—

Total Variable Rate Debt				$315,397,157	213,820,786

Total				$2,108,499,328	2,007,974,913

Summary of Preferred Units and Stock

March 31, 2008

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

March 31, 2008

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Regency Contributions:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Total Acquisitions from 3rd Parties				—	$0	$0	0.00%

Total Acquisitions including Regency Contributions				—	$0	$0	0.00%

Operating Property Dispositions

March 31, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Unconsolidated:
Mar-08	King Farm Apartments	CalSTRS	Rockville, MD	64,775	$9,500,000	$2,375,000	4.82%	Residential Apts

				64,775	$9,500,000	$2,375,000	4.82%

Total Dispositions				64,775	$9,500,000	$2,375,000	4.82%

CalSTRS – Regency owns 25%

Development Sales

March 31, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Sales to Third Parties:
None				0	$0	$0	0.00%

				0	$0	$0	0.00%

Total Development Sales				0	$0	$0	0.00%

In-Process Developments

March 31, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Applegate Ranch Shopping Center (3)	CA	Merced	Target, Home Depot	08/01/08	$43,909,803	$66,338,663	$25,198,474	9.13%	9.13%	179,131	34%	498,823	76%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	02/01/09	38,629,612	44,215,137	29,589,248	9.31%	8.43%	290,888	60%	290,888	60%
Highland Crossing (3)	CA	Riverside- San Bernardino- Ontario	LA Fitness	08/01/09	23,871,730	25,362,604	18,668,206	8.67%	8.67%	92,450	49%	92,450	49%
Indio Towne Center (3)	CA	Riverside- San Bernardino- Ontario	WinCo Foods	09/01/08	76,400,122	97,950,692	60,836,481	9.65%	9.65%	354,607	32%	590,441	59%
Jefferson Square (3)	CA	Riverside- San Bernardino- Ontario	Fresh & Easy	03/01/09	23,046,888	24,276,888	19,684,115	9.23%	8.04%	102,312	14%	102,312	14%
Plaza Rio Vista	CA	Riverside- San Bernardino- Ontario	Stater Bros.	05/01/08	16,862,672	19,330,384	7,292,732	8.09%	7.92%	72,619	69%	79,519	63%
Shops at Santa Barbara	CA	Santa Barbara- Santa Maria- Goleta	Whole Foods	03/01/10	38,801,820	45,948,785	26,945,368	7.66%	7.66%	63,657	95%	63,657	95%
Vine at Castaic	CA	Los Angeles- Long Beach- Santa Ana	NA	10/01/07	10,699,978	12,087,890	1,061,034	9.09%	8.44%	30,236	83%	33,736	84%
Centerplace of Greeley III (3)	CO	Greeley	Best Buy, Sports Authority	11/01/08	19,963,290	22,113,290	15,655,279	8.78%	8.78%	120,090	60%	120,090	60%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,937,787	10,813,821	464,814	12.00%	12.00%	22,491	59%	206,796	96%
Loveland Shopping Center	CO	Fort Collins- Loveland	Gold’s Gym	12/01/06	6,306,811	6,801,811	50,000	12.08%	12.08%	93,142	45%	93,142	45%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	3,243,959	23,054,487	5,108,090	11.05%	11.05%	10,762	0%	108,927	90%
First Street Village	FL	Cape Coral- Fort Myers	Publix	11/01/07	12,123,288	17,334,320	1,140,779	7.53%	7.53%	54,926	83%	54,926	83%
Hibernia Pavilion	FL	Jacksonville	Publix	07/01/08	9,486,280	10,869,238	4,185,201	8.78%	8.78%	51,298	84%	51,298	84%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,526,603	5,950,712	202,402	11.55%	11.55%	8,400	33%	23,220	76%
Horton’s Corner	FL	Jacksonville	Walgreens	09/01/08	4,626,635	6,126,635	3,623,717	8.21%	8.21%	14,820	100%	14,820	100%
Nocatee Town Center	FL	Jacksonville	Publix	07/01/09	18,451,148	22,301,148	15,306,553	9.26%	9.11%	81,082	67%	81,082	67%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,360,811	19,498,785	1,333,937	10.46%	10.46%	73,719	77%	88,539	81%
Suncoast Crossing Ph I (f.k.a Spring Hill Ph I)	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	9,075,289	13,637,290	9,008,848	9.03%	9.03%	108,317	91%	108,317	91%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	07/01/09	26,210,416	33,068,436	25,136,111	8.73%	8.73%	98,879	0%	241,934	59%
Chapel Hill Centre	GA	Atlanta- Sandy Springs- Marietta	Kohl’s	10/01/06	9,994,965	15,109,021	2,715,790	7.19%	7.19%	66,970	90%	189,683	96%
Airport Crossing	IN	Chicago- Naperville- Joliet	Kohl’s	10/01/07	4,231,670	7,610,724	595,835	8.71%	8.60%	11,922	0%	101,833	88%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	01/01/09	5,552,095	12,834,320	4,447,323	9.86%	9.86%	23,172	22%	139,604	87%
Shops at Saugus	MA	Boston- Cambridge- Quincy	La-Z-Boy	09/01/08	36,776,407	36,776,407	18,272,093	7.19%	7.00%	94,194	68%	97,394	69%
Village at Lee Airport	MD	Baltimore- Towson	Giant	04/01/09	25,565,400	25,695,400	22,638,358	9.48%	9.32%	129,340	72%	204,340	83%
State Street Crossing	MI	Ann Arbor	Wal-Mart	06/01/09	7,258,549	9,538,549	2,580,831	8.52%	8.52%	21,049	48%	168,540	94%
Harris Crossing	NC	Burlington	Harris Teeter	11/01/09	11,721,219	11,721,219	8,113,065	9.04%	9.04%	76,818	69%	76,818	69%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,927,204	12,927,204	812,778	9.90%	9.90%	73,635	80%	73,635	80%
Merrimack Shopping Center	NH	Manchester- Nashua	Shaw’s	05/01/06	13,577,329	13,721,453	469,195	8.19%	8.19%	91,692	75%	91,692	75%
Anthem Highland	NV	Las Vegas- Paradise	Albertsons	01/01/07	20,588,913	23,952,732	436,789	12.31%	10.13%	119,313	91%	125,313	91%
Deer Springs Town Center (3)	NV	Las Vegas- Paradise	Target, Home Depot	03/01/09	121,772,837	137,273,264	76,356,915	9.08%	9.08%	559,357	42%	691,717	53%
Red Bank Village	OH	Cincinnati- Middletown	Wal-Mart	03/01/09	17,650,096	29,591,911	6,931,638	9.73%	9.73%	215,219	86%	215,219	86%
Wadsworth Crossing	OH	Cleveland- Elyria- Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,551,820	26,551,820	3,071,719	8.47%	8.18%	107,672	74%	474,394	94%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	04/01/08	17,744,959	17,744,959	4,497,948	7.81%	7.81%	82,671	81%	82,671	81%
Kulpsville Village Center	PA	Philadelphia- Camden- Wilmington	Walgreens	11/01/08	5,354,073	8,646,741	3,847,087	8.31%	8.31%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown- Bethlehem- Easton	Target, Sports Authority	08/01/09	28,735,977	40,339,737	28,494,715	8.56%	8.56%	106,819	43%	239,819	74%
Market at Buckwalter Place (3)	SC	Hilton Head Island- Beaufort	Publix	09/01/08	14,431,309	16,603,447	9,406,052	9.64%	9.64%	79,102	63%	79,102	63%
Lebanon Center	TN	Nashville- Davidson- Murfreesboro	Publix	09/01/07	10,025,564	10,562,736	419,733	9.42%	9.42%	63,802	78%	63,802	78%

In-Process Developments

March 31, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	12/01/08	8,200,652	12,062,112	5,685,721	10.26%	10.26%	28,134	20%	109,398	80%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	92,959,427	102,012,548	13,084,308	8.73%	8.60%	351,598	79%	351,598	79%
South Shore Marketplace	TX	Houston- Baytown- Sugar Land	Kroger	04/01/07	5,404,232	10,031,088	681,471	14.08%	14.08%	27,939	85%	109,409	96%
Waterside Marketplace	TX	Houston- Baytown- Sugar Land	Kroger	03/01/09	6,972,791	12,142,720	7,142,688	11.62%	11.62%	24,520	19%	127,504	84%
Westwood Village	TX	Houston- Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,411,686	57,616,609	6,716,038	8.90%	8.90%	184,176	80%	311,050	88%
Culpeper Colonnade (3)	VA	None	PetSmart, Target	03/01/07	21,674,101	27,584,308	3,462,330	8.04%	7.66%	93,368	68%	220,675	87%
Shops at Stonewall (3)	VA	Washington- Arlington- Alexandria	Wegmans	01/01/09	51,753,415	51,963,445	19,073,909	9.06%	9.06%	318,682	78%	318,682	78%
Orchards Phase II – LA Fitness	WA	Portland- Vancouver- Beaverton	LA Fitness	06/01/09	15,728,105	15,728,105	4,828,495	8.86%	8.86%	77,478	90%	77,478	90%

Total Consolidated					$1,028,099,739	$1,273,423,596	$525,274,210	9.00%	8.86%	4,967,288	62%	7,701,107	75%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,747,159	20,494,508	10,138,734	9.70%	9.70%	90,043	63%	90,043	63%
Shoppes at Bartram Park – Phase III	FL	Jacksonville	Publix	10/16/04	3,182,843	5,132,243	3,037,587	12.18%	12.18%	14,401	0%	29,401	51%

Total Unconsolidated					$21,930,002	$25,626,751	$13,176,320	10.06%	10.06%	104,444	55%	119,444	60%

Total					$1,050,029,742	$1,299,050,347	$538,450,531	9.03%	8.88%	5,071,732	62%	7,820,551	75%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.27%.
(3)	The Company is phasing these developments until additional leasing occurs. Currently, 556,368 square feet has been delayed.

These nine projects are currently 48% leased based on Company Owned GLA. Excluding the GLA for which the company is phasing, these projects are 67% leased.

In total, the in-process developments without the 556,368 square feet are 69% leased.

Projected Development Funding, Stabilizations and Land Held

March 31, 2008

In-Process Developments Projected Funding (1)

($ Thousands)

Q2 2008E	Q3 2008E	Q4 2008E	2009+E
$60,000 - $80,000	$35,000 - $55,000	$25,000 - $45,000	$380,000 - $400,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q2 2008E	Q3 2008E	Q4 2008E	2009+E
Gross Dev. Costs:		$25,000 - $35,000	$15,000 - $30,000	$55,000 - $180,000	$1,050,000 - $1,150,000
Net Dev. Costs:	$520,000	$20,000 - $40,000	$10,000 - $25,000	$40,000 - $155,000	$850,000 - $950,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
19	$162,434	$490,000 - $540,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

March 31, 2008

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-08	Hillsboro-Sports Authority/ Best Buy	OR	Best Buy, Sports Authority	03/07/08	$17,906,747	11.41%	76,844	100%
Mar-08	Lynnwood-H Mart	WA	H Mart	07/01/08	$9,385,752	12.51%	77,028	100%
Mar-08	Puyallup- JCPenney	WA	JCPenney	08/01/08	$7,022,190	10.37%	76,682	100%
Mar-08	Rockwall Town Center	TX	Kroger	03/01/06	$8,680,197	10.70%	119,865	99%

					$42,994,886	11.33%	350,419	100%

Unconsolidated:
None
Total Development Stabilizations					$42,994,886	11.33%	350,419	100%

Unconsolidated Investments

March 31, 2008

							Regency
Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 3/31/08	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	27	3,268,069	$538,199,440	$253,644,714	Various	20.00%	$50,728,943	$53,723,736	$661,007
(JV-CCV)	Cameron Village	1	635,918	114,649,201	47,300,000	Wachovia	30.00%	14,190,000	20,176,727	39,718

		28	3,903,987	652,848,641	300,944,714

Macquarie CountryWide
(JV-M, JV-MD)	Various	42	4,393,314	606,463,554	373,621,309	Various	25.00%	93,405,327	45,437,134	818,449
(JV-M2, JV-M3)	Various	96	11,838,892	2,588,076,790	1,607,985,489	Various	24.95%	401,192,380	210,929,412	(238,172)

		138	16,232,206	3,194,540,344	1,981,606,798

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,381	409,940,211	211,028,943	Various	16.35%	34,509,412	28,400,923	(203,407)

CalSTRS
(JV-RC)	Various	7	761,023	160,358,061	86,210,172	Various	25.00%	21,552,543	15,373,638	1,123,080

Regency Retail Partners
(JV-RRP)	Various	7	820,679	237,194,264	105,186,700	Various	20.00%	20,997,765	18,708,033	125,827

Publix
(JV-O)	Shoppes at Bartram Park	1	119,815	21,896,464	—	—	50.00%	—	10,683,567	221,107
(JV-O)	Valleydale Village	1	118,466	11,701,500	—	—	50.00%	—	5,555,083	59,479
(JV-O)	Regency Village	1	83,170	17,734,381	—	—	50.00%	—	9,175,582	71,414
(JV-O)	Queensborough	1	82,333	4,552,203	—	—	50.00%	—	3,142,753	70,435
(JV-O)	Canopy Oak Center	1	90,043	12,830,515	—	—	50.00%	—	5,474,514	—

		5	493,827	68,715,063	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,506,456	—	—	50.00%	—	5,149,769	(170,884)
(JV-O)	Indian Springs Center	1	136,625	19,453,190	27,000,000	Wells Fargo	50.00%	13,500,000	(3,531,107)	88,427

		1	136,625	28,959,646	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	10,675,712	5,976,316	Wachovia	50.00%	2,988,158	2,489,509	(31,217)

		218	25,338,728	$4,763,231,943	$2,717,953,643			$653,064,528	$430,889,273	$2,635,263

(1)	Land held for future development

Unconsolidated Balance Sheets

March 31, 2008 and December 31, 2007

	2008	2007
Assets
Real estate, at cost
Land	$1,994,641,273	1,953,369,319
Buildings and improvements	2,710,189,010	2,756,515,019

Real estate, at cost	4,704,830,283	4,709,884,338
Less: accumulated depreciation	365,997,879	332,903,974

	4,338,832,404	4,376,980,364
Properties in development	56,778,506	45,552,309

Net real estate investments	4,395,610,910	4,422,532,673

Cash and cash equivalents	72,517,606	45,281,601
Tenant receivables, net of allowance for uncollectible accounts	64,029,107	72,770,126
Deferred costs, less accumulated amortization	25,080,189	24,195,857
Acquired lease intangible assets, net	200,157,063	197,495,461
Other assets	5,837,068	5,277,457

	$4,763,231,943	4,767,553,175

Liabilities and Equity
Liabilities:
Notes payable	$2,717,953,643	2,719,473,226
Accounts payable and other liabilities	75,186,731	73,681,789
Tenants’ security and escrow deposits	10,105,042	10,052,109
Acquired lease intangible liabilities, net	91,412,827	86,031,082

Total liabilities	2,894,658,243	2,889,238,206

Equity:
Equity – Regency Centers	457,012,793	459,068,748
Equity – Third parties	1,411,560,907	1,419,246,221

Total equity	1,868,573,700	1,878,314,969

	$4,763,231,943	4,767,553,175

Unconsolidated Balance Sheets – Regeny’s Pro-Rata Share

March 31, 2008 and December 31, 2007

	2008	2007
Assets
Real estate, at cost
Land	$483,649,433	475,375,719
Buildings and improvements	648,187,817	657,504,037

Real estate, at cost	1,131,837,250	1,132,879,756
Less: accumulated depreciation	90,786,567	82,895,413

	1,041,050,683	1,049,984,343
Properties in development	23,791,995	19,331,436

Net real estate investments	1,064,842,678	1,069,315,779

Cash and cash equivalents	16,898,432	11,128,056
Tenant receivables, net of allowance for uncollectible accounts	15,724,685	17,981,106
Deferred costs, less accumulated amortization	6,194,981	6,010,975
Acquired lease intangible assets, net	45,762,897	45,658,514
Other assets	2,052,995	1,778,047

	$1,151,476,668	1,151,872,477

Liabilities and Equity
Liabilities:
Notes payable	$653,064,528	653,334,791
Accounts payable and other liabilities	18,814,789	17,833,493
Tenants’ security and escrow deposits	2,525,522	2,517,622
Acquired lease intangible liabilities, net	20,059,036	19,117,823

Total liabilities	694,463,875	692,803,729

Equity:
Equity – Regency Centers	457,012,793	459,068,748

	$1,151,476,668	1,151,872,477

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended March 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$93,060,307	83,008,096	$93,060,307	83,008,096
Percentage rent	991,773	937,192	991,773	937,192
Recoveries from tenants	27,155,598	21,956,689	27,155,598	21,956,689
Termination fees	434,575	1,333,576	434,575	1,333,576
Other income	1,097,456	692,944	1,097,456	692,944

Total revenues	122,739,709	107,928,496	122,739,709	107,928,496

Operating expenses:
Operating and maintenance	17,939,137	15,020,819	17,939,137	15,020,819
Real estate taxes	15,549,539	12,545,430	15,549,539	12,545,430

Total operating expenses	33,488,676	27,566,249	33,488,676	27,566,249

Net operating income	89,251,033	80,362,247	89,251,033	80,362,247

Other expense (income):
General and administrative	2,187,830	3,506,063	2,187,830	3,506,063
Depreciation and amortization expense	46,073,251	43,170,560	46,073,251	43,170,560
Interest expense, net	36,240,108	32,365,850	36,240,108	32,365,850
Gain on sale of real estate	(4,389,369)	(7,916,239)	(4,389,369)	(7,916,239)
Other expense	34,726	33,461	34,726	33,461

Total other expense (income)	80,146,546	71,159,695	80,146,546	71,159,695

Net income	$9,104,487	9,202,552	$9,104,487	9,202,552

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended March 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$22,371,936	20,819,086	$22,371,936	20,819,086
Percentage rent	242,157	235,781	242,157	235,781
Recoveries from tenants	6,475,762	5,482,605	6,475,762	5,482,605
Termination fees	99,018	326,006	99,018	326,006
Other income	286,083	180,180	286,083	180,180

Total revenues	29,474,956	27,043,658	29,474,956	27,043,658

Operating expenses:
Operating and maintenance	4,354,081	3,785,591	4,354,081	3,785,591
Real estate taxes	3,795,675	3,115,677	3,795,675	3,115,677

Total operating expenses	8,149,756	6,901,268	8,149,756	6,901,268

Net operating income	21,325,200	20,142,390	21,325,200	20,142,390

Other expense (income):
General and administrative	508,519	846,867	508,519	846,867
Depreciation and amortization expense	10,917,140	10,823,023	10,917,140	10,823,023
Interest expense, net	8,670,401	8,060,113	8,670,401	8,060,113
Gain on sale of real estate	(1,149,047)	(1,979,060)	(1,149,047)	(1,979,060)
Other expense (income)	(257,076)	(1,396,976)	(257,076)	(1,396,976)

Total other expense (income)	18,689,937	16,353,967	18,689,937	16,353,967

Net income	$2,635,263	3,788,423	$2,635,263	3,788,423

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2008 and December 31, 2007

Total Debt Outstanding:	3/31/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$2,567,238,280	2,544,439,474
Variable rate secured loans	65,684,006	65,684,006
Unsecured line of credit variable rate	85,031,357	109,349,746

Total	$2,717,953,643	2,719,473,226

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total	Regency’s Pro Rata Share
2008	$3,678,536	37,198,042	26,131,350	67,007,928	15,374,531
2009	4,823,986	41,856,999	246,829,510	293,510,495	64,673,223
2010	4,569,481	5,976,316	657,481,200	668,026,997	166,280,140
2011	3,632,098		520,982,396	524,614,494	129,928,332
2012	3,552,504		408,214,880	411,767,384	91,027,549
2013	3,272,566		32,447,164	35,719,730	8,830,984
2014	2,808,670		67,970,940	70,779,610	19,964,255
2015	2,258,009		85,449,803	87,707,812	28,561,091
2016	2,039,632		300,933,028	302,972,660	73,981,187
2017	2,173,928		123,770,000	125,943,928	26,976,125
>10 Years	17,882,998		102,292,091	120,175,089	25,514,852
Net unamortized debt premium			9,727,516	9,727,516	1,952,259

	$50,692,408	85,031,357	2,582,229,878	2,717,953,643	653,064,528

Percentage of Total Debt:				3/31/08	12/31/07
Fixed				94.45%	93.56%
Variable				5.55%	6.44%

Current Average Interest Rates:(1)
Fixed				5.30%	5.30%
Variable				4.47%	5.75%
Effective Interest Rate				5.26%	5.33%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	October 9, 2012	August 20, 2012
Variable	February 16, 2010	February 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$620,868,852	616,329,920
Variable rate secured loans	10,741,258	10,741,258
Unsecured line of credit variable rate	21,454,418	26,263,613

Total	$653,064,528	653,334,791

Leasing Statistics – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	389	681,319	$18.85	$16.74	12.6%	5.0	$1.26
4th Quarter 2007	378	1,459,888	17.15	15.41	11.3%	5.1	1.66
3rd Quarter 2007	355	736,926	18.62	16.38	13.7%	6.3	2.17
2nd Quarter 2007	416	787,146	18.77	16.34	14.9%	5.4	2.34

Total – 12 months	1,538	3,665,279	$18.35	$16.22	13.1%	5.5	$1.86

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	71	117,192	$24.19	$18.42	31.3%	8.0	$5.63
4th Quarter 2007	82	190,642	23.05	19.50	18.2%	6.9	5.02
3rd Quarter 2007	96	214,126	19.40	15.40	26.0%	8.0	6.78
2nd Quarter 2007	106	166,655	26.92	20.92	28.7%	6.2	9.34

Total – 12 months	355	688,615	$23.39	$18.56	26.1%	7.3	$6.93

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	318	564,127	$21.42	$19.49	9.9%	4.4	$0.36
4th Quarter 2007	296	1,269,246	15.98	14.54	9.9%	4.7	0.98
3rd Quarter 2007	259	522,800	18.23	16.66	9.4%	5.6	0.28
2nd Quarter 2007	310	620,491	16.59	15.01	10.5%	5.2	0.46

Total – 12 months	1,183	2,976,664	$18.06	$16.43	9.9%	4.9	$0.54

Leasing Statistics – Wholly-Owned and 100% of Co-investment Partnerships

March 31, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	389	1,225,844	$19.35	$17.29	11.9%	5.7	$1.52
4th Quarter 2007	378	1,459,888	16.60	14.89	11.5%	5.0	1.34
3rd Quarter 2007	355	1,188,663	18.47	16.26	13.6%	6.0	2.22
2nd Quarter 2007	416	1,400,472	18.46	16.09	14.7%	6.0	2.55

Total – 12 months	1,538	5,274,867	$18.15	$16.07	12.9%	5.7	$1.91

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	71	249,726	$19.79	$16.46	20.2%	10.4	$6.23
4th Quarter 2007	82	190,642	23.50	19.95	17.8%	6.7	5.92
3rd Quarter 2007	96	337,085	18.70	14.85	25.9%	8.0	6.69
2nd Quarter 2007	106	293,882	24.63	19.37	27.2%	6.4	9.06

Total – 12 months	355	1,071,335	$21.49	$17.36	23.8%	7.9	$7.14

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2008	318	976,118	$19.24	$17.50	9.9%	4.5	$0.31
4th Quarter 2007	296	1,269,246	15.53	14.13	9.9%	4.8	0.65
3rd Quarter 2007	259	851,578	18.38	16.80	9.4%	5.1	0.45
2nd Quarter 2007	310	1,106,590	16.82	15.22	10.5%	5.9	0.82

Total – 12 months	1,183	4,203,532	$17.31	$15.75	9.9%	5.1	$0.58

Average Base Rent by State – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March31, 2008

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.2%	77.6%	$701,863	0.2%	$11.60
Arizona	4	409,967	1.3%	98.0%	6,210,503	1.5%	17.51
California	73	6,603,670	20.6%	88.2%	110,785,034	26.5%	21.73
Colorado	22	1,564,970	4.9%	88.6%	16,614,658	4.0%	12.89
Connecticut	1	44,875	0.1%	100.0%	1,007,820	0.2%	22.46
Delaware	5	343,801	1.1%	94.4%	4,444,656	1.1%	13.70
District of Columbia	2	9,903	0.0%	86.8%	420,645	0.1%	48.92
Florida	60	4,978,242	15.6%	92.2%	54,776,409	13.1%	12.74
Georgia	30	1,706,758	5.3%	92.7%	23,975,244	5.7%	15.16
Illinois	24	949,703	3.0%	93.9%	10,909,173	2.6%	12.59
Indiana	6	102,240	0.3%	67.5%	1,303,462	0.3%	18.90
Kentucky	3	98,840	0.3%	77.1%	665,620	0.2%	9.35
Maryland	17	584,303	1.8%	91.3%	7,425,981	1.8%	16.92
Massachusetts	3	412,953	1.3%	87.6%	4,651,666	1.1%	15.48
Michigan	4	303,457	0.9%	90.0%	3,610,202	0.9%	13.28
Minnesota	3	120,835	0.4%	95.6%	1,445,443	0.3%	12.52
Missouri	23	371,537	1.2%	97.8%	3,251,892	0.8%	10.16
Nevada	3	703,436	2.2%	52.3%	3,055,561	0.7%	17.54
New Hampshire	1	91,692	0.3%	74.8%	778,200	0.2%	11.94
New Jersey	2	39,042	0.1%	96.8%	621,042	0.1%	16.43
North Carolina	16	1,336,163	4.2%	93.4%	16,119,482	3.9%	13.55
Ohio	16	2,072,175	6.5%	86.0%	18,037,723	4.3%	11.60
Oregon	11	822,592	2.6%	97.1%	10,565,147	2.5%	16.38
Pennsylvania	14	930,211	2.9%	88.9%	12,387,352	3.0%	16.67
South Carolina	9	282,320	0.9%	87.6%	2,554,043	0.6%	12.93
Tennessee	8	504,664	1.6%	93.6%	6,306,272	1.5%	13.36
Texas	38	3,707,303	11.6%	90.3%	54,228,855	13.0%	16.83
Virginia	34	1,991,519	6.2%	90.5%	26,147,046	6.3%	17.70
Washington	14	778,538	2.4%	97.5%	14,555,398	3.5%	19.18
Wisconsin	2	67,147	0.2%	97.2%	482,245	0.1%	7.39

Total All Properties	450	32,010,861	100.0%	89.7%	$418,038,638	100.0%	$16.01

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State – Wholly-Owned and 100% of Co-investment Partnerships

March31, 2008

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	81.3%	$1,810,193	0.3%	$11.50
Arizona	4	496,073	1.0%	98.0%	7,446,004	1.1%	16.95
California	73	9,621,099	18.8%	90.5%	163,633,738	24.1%	20.77
Colorado	22	2,451,994	4.8%	91.4%	26,820,640	3.9%	12.94
Connecticut	1	179,860	0.4%	100.0%	4,039,360	0.6%	22.46
Delaware	5	654,779	1.3%	88.6%	7,930,451	1.2%	13.67
District of Columbia	2	39,646	0.1%	86.8%	1,684,661	0.2%	48.94
Florida	60	6,237,769	12.2%	92.6%	69,468,268	10.2%	12.73
Georgia	30	2,628,658	5.1%	93.3%	35,293,410	5.2%	14.39
Illinois	24	2,901,849	5.7%	95.0%	33,266,200	4.9%	12.19
Indiana	6	273,256	0.5%	82.3%	3,618,041	0.5%	16.08
Kentucky	3	325,842	0.6%	88.9%	2,662,482	0.4%	9.35
Maryland	17	1,993,478	3.9%	95.1%	30,136,249	4.4%	16.75
Massachusetts	3	561,176	1.1%	90.9%	6,133,700	0.9%	13.67
Michigan	4	303,457	0.6%	90.0%	3,610,202	0.5%	13.28
Minnesota	3	483,938	0.9%	95.6%	5,789,575	0.9%	12.52
Missouri	23	2,265,472	4.4%	97.8%	19,828,612	2.9%	10.16
Nevada	3	777,734	1.5%	56.6%	4,003,936	0.6%	16.24
New Hampshire	1	91,692	0.2%	74.8%	778,200	0.1%	11.94
New Jersey	2	156,482	0.3%	96.8%	2,489,146	0.4%	16.43
North Carolina	16	2,180,033	4.3%	93.0%	26,959,913	4.0%	13.75
Ohio	16	2,270,874	4.4%	87.0%	18,754,860	2.8%	11.55
Oregon	11	1,088,641	2.1%	96.6%	13,956,396	2.1%	15.54
Pennsylvania	14	1,727,413	3.4%	91.4%	22,973,603	3.4%	15.39
South Carolina	9	547,535	1.1%	93.1%	5,709,351	0.8%	12.41
Tennessee	8	576,614	1.1%	93.9%	7,163,835	1.1%	13.24
Texas	38	4,524,439	8.8%	91.1%	66,083,258	9.7%	16.54
Virginia	34	4,137,833	8.1%	93.2%	63,127,016	9.3%	18.18
Washington	14	1,332,518	2.6%	96.2%	22,457,264	3.3%	17.52
Wisconsin	2	269,128	0.5%	97.2%	1,932,847	0.3%	7.39

Total All Properties	450	51,292,840	100.0%	91.8%	$679,561,412	100.0%	$15.49

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolios Summary Report by Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Central Region
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	100.0%	100.0%	—	55,256	Safeway	$16.96
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	98.1%	98.1%	—	55,403	Safeway	$14.62
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	97.6%	97.6%	—	—	Chez Antiques	$17.76
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.77

			AZ			496,073	409,967	98.0%	98.0%	—	110,659

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,085	93,584	95.4%	95.4%	—	71,074	King Soopers, Wal-Mart	$9.36
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	92.3%	92.3%	—	43,500	Safeway	$16.74
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	99.0%	99.0%	—	65,104	King Soopers	$14.94
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	84.2%	84.2%	52,700	52,700	(Safeway)	$23.09
Buckley Square			CO	Denver-Aurora	1978	116,146	116,146	92.2%	92.2%	—	62,400	King Soopers	$8.03
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	100.0%	100.0%	213,408	58,374	Safeway, (Target), (Kohl’s)	$14.08
Centerplace of Greeley Phase III			CO	Greeley	2007	120,090	120,090	60.0%	60.0%	—	—	Best Buy, Sports Authority	NA
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,161	21,497	100.0%	100.0%	—	51,640	King Soopers	$11.22
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	97.7%	97.7%	—	69,913	King Soopers	$10.89
Crossroads Commons	JV-C	20%	CO	Boulder	1986	131,718	26,344	95.9%	95.9%	—	39,247	Whole Foods	$21.84
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	58.7%	58.7%	184,305	50,000	(Wal-Mart Supercenter)	$23.45
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	100.0%	100.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	95.9%	95.9%	—	66,000	King Soopers	$23.01
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	90.3%	90.3%	—	62,600	Safeway	$12.92
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	90.5%	90.5%	—	49,751	King Soopers	$11.70
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.17
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	$11.50
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%	66,000	66,000	(King Soopers)	$26.23
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.57
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	96.7%	96.7%	—	55,311	King Soopers	$9.20
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	97.8%	97.8%	—	69,719	King Soopers	$12.17
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	90.2%	90.2%	—	69,716	King Soopers	$13.95

			CO			2,451,994	1,564,970	91.4%	88.6%	516,413	1,134,002

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,285	27,057	81.4%	81.4%	—	72,397	Dominick’s	$14.77
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	87.8%	87.8%	—	64,762	Dominick’s	$12.12
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%	—	56,726	Schnucks	$10.14
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	99.5%	99.5%	—	87,135	Super H Mart, Home Depot	$10.88
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	90.7%	90.7%	—	72,326	Schnucks	$8.65
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,866	14,246	98.4%	98.4%	—	54,554	Schnucks	$6.97
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	96.9%	96.9%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)	$13.17
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	89.8%	89.8%	—	64,937	Jewel / OSCO	$13.02
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	92.7%	92.7%	—	72,385	Dominick’s	$14.14
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%	—	46,237	Schnucks	$8.28
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	94.8%	94.8%	—	64,922	Jewel / OSCO	$12.13
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	97.4%	97.4%	—	69,540	Dominick’s	$13.59
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	96.2%	96.2%	—	76,170	Dominick’s	$10.26
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	100.0%	100.0%	—	62,447	Schnucks	$10.66
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,006	33,684	89.4%	89.4%	—	63,863	Dominick’s	$14.88
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	100.0%	100.0%	—	74,495	Dominick’s	$13.55
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	100.0%	100.0%	—	50,094	Dominick’s	$11.30
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick’s	$14.99
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%	—	—	—	$13.36
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	97.6%	97.6%	—	65,613	Dominick’s	$14.53
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	97.7%	97.7%	—	63,000	Dominick’s	$11.32
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%	—	70,017	Schnucks	$10.08
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	95.1%	95.1%	—	62,105	Schnucks	$10.99
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	85.3%	85.3%	—	51,304	Dominick’s	$13.07

			IL			2,901,849	949,703	95.0%	93.9%	117,000	1,496,822

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,922	11,922	0.0%	0.0%	89,911	—	(Kohl’s)	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,537	14,537	70.1%	70.1%	213,988	213,988	(Menards)	$30.56
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	93.7%	93.7%	—	62,273	Schnucks	$8.58

			IN			106,344	39,560	80.0%	56.8%	303,899	276,261

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%	—	61,218	Schnucks	$5.98
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	92.4%	92.4%	—	67,985	Schnucks	$9.48
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%	—	51,800	Schnucks	$9.78
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%	129,802	63,482	Schnucks, (Home Depot)	$11.90
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	97.0%	97.0%	—	63,304	Schnucks	$10.46
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	97.2%	97.2%	—	63,111	Schnucks	$11.00
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%	—	62,348	Schnucks	$9.22
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%	132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%	—	63,333	Schnucks	$10.89
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	98.7%	98.7%	35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.31
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%	258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.35
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%	—	63,187	Schnucks	$12.88
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	91.7%	91.7%	—	55,050	Schnucks	$8.25
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	100.0%	100.0%	—	52,844	Schnucks	$9.67
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%	—	61,494	Schnucks	$12.20
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%	—	45,960	Schnucks	$7.39
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	96.8%	96.8%	—	56,201	Schnucks	$9.81
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	98.3%	98.3%	—	63,000	Schnucks	$11.98
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,280	13,002	98.2%	98.2%	—	61,600	Schnucks	$8.97

Portfolios Summary Report by Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	100.0%	100.0%	—	56,250	Schnucks	$10.98
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%	106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	86.7%	86.7%	—	61,500	Schnucks	$12.02
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%	—	74,672	Schnucks	$8.53

			MO			2,265,472	371,537	97.8%	97.8%	661,441	1,336,967

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	95.2%	95.2%	87,437	61,736	Rainbow Foods, Jo- Ann Fabrics, (Burlington Coat Factory)	$10.73
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.88
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	94.9%	94.9%	—	65,608	Rainbow Foods	$12.56

			MN			483,938	120,835	95.6%	95.6%	87,437	171,322

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	100.0%	100.0%	—	67,768	Kroger	$16.71
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	90.7%	90.7%	—	65,740	Kroger	$10.07
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	95.5%	95.5%	—	58,374	Kroger	$11.99
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	95.4%	95.4%	—	63,449	Kroger	$15.91
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	94.3%	94.3%	102,950	—	(Home Depot)	$11.37
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	87.6%	87.6%	67,106	67,106	(Kroger)	$16.74
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	99.2%	99.2%	—	90,217	H.E.B., Sears	$12.55
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	20.4%	20.4%	81,264	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%	—	—	—	$33.69
Highland Knoll	JV-C2	20%	TX	Houston-Baytown-Sugar Land	1998	87,470	17,494	95.7%	95.7%	—	62,389	Randalls Food	$12.28
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,598	351,598	79.4%	79.4%	—	—	AMC Theater, Barnes & Noble	$26.27
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.38
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	95.3%	95.3%	—	63,631	Tom Thumb	$14.16
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	91.6%	91.6%	—	78,348	H.E.B.	$16.94
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	97.9%	97.9%	62,804	62,804	(Albertsons)	$21.89
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	81.4%	81.4%	62,322	62,322	(Albertsons)	$20.42
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	91,624	91,624	85.7%	85.7%	—	51,818	Tom Thumb	$16.97
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	92.7%	92.7%	—	63,800	Albertsons	$11.66
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%	—	53,993	Randall’s Food	$14.45
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.3%	98.3%	—	48,525	Tom Thumb	$14.19
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	98.6%	98.6%	—	60,465	H.E.B.	$18.20
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.71
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	78.1%	78.1%	—	52,688	Tom Thumb	$25.29
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	98.8%	98.8%	—	63,373	Kroger	$13.45
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	67.6%	67.6%	62,322	62,322	(Albertsons)	$21.11
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	90.5%	90.5%	73,770	57,017	(Kroger)	$22.43
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	97.5%	97.5%	—	60,932	Kroger	$14.55
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	60.5%	60.5%	61,962	61,962	(Kroger)	$24.05
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,939	27,939	85.2%	85.2%	81,470	81,470	(Kroger)	$22.62
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.44
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	97.8%	97.8%	—	65,241	Kroger	$16.08
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.7%	89.7%	—	63,654	Tom Thumb	$12.93
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,520	24,520	19.2%	19.2%	102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	100.0%	100.0%	—	—	—	$13.03
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%	—	51,960	Randall’s Food	$14.92
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184,176	184,176	79.8%	79.8%	126,874	—	(Target)	$20.73
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,736	83.7%	83.7%	—	56,596	Randall’s Food	$15.40

			TX			4,524,439	3,707,303	91.1%	90.3%	885,828	2,090,385

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	97.3%	97.3%	—	50,979	Piggly Wiggly	$7.36
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	97.2%	97.2%	—	69,090	Pick ‘N’ Save	$7.42

			WI			269,128	67,147	97.2%	97.2%	—	120,069

Regional Totals						13,499,237	7,231,023	93.6%	91.2%	2,572,018	6,736,487

Northeast Region
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	82.3%	82.3%	—	11,833	Trader Joe’s	$34.23
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,834	4,200	92.9%	92.9%	—	—	—	$66.60

			DC			39,646	9,903	86.8%	86.8%	—	11,833

First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,668	41,085	89.5%	89.5%	—	57,319	Shop Rite	$14.59
Newark Shopping Center	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1987	183,017	45,663	70.0%	70.0%	—	—	—	$10.09
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.6%	99.6%	—	49,069	Acme Markets, K-Mart	$12.82
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,676	16,636	98.1%	98.1%	—	—	—	$18.40
White Oak – Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

			DE			654,779	343,801	88.6%	94.4%	—	106,388

Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%	—	10,150	Trader Joe’s	$22.46

			CT			179,860	44,875	100.0%	100.0%	—	10,150

Merrimack Shopping Center			NH	Manchester-Nashua	2004	91,692	91,692	74.8%	74.8%	—	53,146	Shaw’s	$11.94

			NH			91,692	91,692	74.8%	74.8%	—	53,146

Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	55.1%	55.1%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.13
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	85.1%	85.1%	64,000	64,000	(Kroger)	$17.15
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	97.0%	97.0%	—	10,028	Trader Joe’s	$21.70

			IN			166,912	62,680	83.8%	74.2%	329,798	124,028

Franklin Square	JV-M	25%	KY	Frankfort	1988	203,318	50,830	92.3%	92.3%	—	50,499	Kroger	$9.12
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	97.6%	97.6%	—	60,000	Kroger	$9.81
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,172	23,172	21.6%	21.6%	116,432	116,432	(Kroger)	NA

			KY			325,842	98,840	88.9%	77.1%	116,432	226,931

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	98.6%	98.6%	—	60,000	Shop Rite	$21.83
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	96.8%	96.8%	—	94,240

Portfolios Summary Report by Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	89.0%	89.0%	—	21,750	Giant Food	$17.40
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	98.8%	98.8%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.38
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	97.8%	97.8%	—	70,057	Shoppers Food Warehouse	$17.94
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.33
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,027	20,216	96.5%	96.5%	—	10,370	Trader Joe’s	$33.58
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	93.3%	93.3%	—	—	—	$34.67
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	96.9%	96.9%	—	—	—	$18.35
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	120,326	30,082	99.0%	99.0%	—	53,754	Safeway	$25.15
Lee Airport			MD	Baltimore-Towson	2005	129,340	129,340	72.4%	72.4%	75,000	60,000	(Giant Food)	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,125	38,953	92.9%	92.9%	—	45,100	Food Lion	$21.19
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1987	98,016	24,455	98.5%	98.5%	—	49,028	Shoppers Food Warehouse	$13.76
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	98.6%	98.6%	—	41,223	Super Fresh	$11.36
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,146	31,224	96.5%	96.5%	—	44,264	Shoppers Food Warehouse	$15.10
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	100.0%	100.0%	—	63,643	Shoppers Food Warehouse	$10.14
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,836	61,835	95.8%	95.8%	—	—	—	$14.63
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	97.1%	97.1%	—	43,205	Safeway	$18.77
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	64,682	16,138	93.5%	93.5%	—	—	—	$23.62

			MD			1,993,478	584,303	95.1%	91.3%	124,000	584,965

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,194	94,194	68.2%	68.2%	—	—	—	$28.55
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%	—	59,970	Stop & Shop, BJ’s Wholesale	$10.00
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	92.4%	92.4%	—	62,500	Shaw’s, Marshall’s	$16.09

			MA			561,176	412,953	90.9%	87.6%	—	122,470

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.24
Independence Square			MI	Detroit-Warren-Livonia	2004	89,083	89,083	98.0%	98.0%	—	60,137	Kroger	$12.47
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	48.3%	48.3%	147,491	—	—	$12.06
Waterford Towne Center			MI	Detroit-Warren-Livonia	1998	96,101	96,101	88.9%	88.9%	—	60,202	Kroger	$14.29

			MI			303,457	303,457	90.0%	90.0%	147,491	174,078

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.04
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	93.8%	93.8%	—	66,336	Kroger	$10.17
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.63
Hyde Park			OH	Cincinnati-Middletown	1995	397,893	397,893	98.0%	98.0%	—	169,267	Kroger, Biggs	$13.39
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.5%	44.5%	—	56,006	Giant Eagle	$14.17
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	91.7%	91.7%	—	63,805	Kroger	$11.71
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%	90,000	62,000	Kroger, (Home Depot)	$10.73
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	58.9%	58.9%	—	—	—	$9.70
Red Bank Village			OH	Cincinnati-Middletown	2006	215,219	215,219	86.4%	86.4%	—	—	—	NA
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	78.2%	78.2%	—	—	—	$23.55
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	91.7%	91.7%	—	65,000	Kroger	$11.56
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$10.24
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	107,672	107,672	74.2%	74.2%	336,263	—	(Kohl’s), (Lowe’s), (Target)	$13.38
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,182	88,182	96.9%	96.9%	—	66,523	Kroger	$9.84
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.59

			OH			2,270,874	2,072,175	87.0%	86.0%	629,263	837,100

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	90.2%	90.2%	—	22,075	Ahart Market	$13.28
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,669	39,837	96.9%	96.9%	—	—	—	$16.64
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	93.2%	93.2%	—	10,610	Trader Joe’s	$23.25
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.7%	95.7%	—	57,935	Redner’s Market	$11.03
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	106,819	106,819	42.5%	42.5%	133,000	—	(Target)	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	92.7%	92.7%	—	25,673	Shop ‘N Bag	$14.93
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$18.59
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	92.0%	92.0%	—	56,226	Acme Markets	$14.51
Silver Spring Square			PA	Harrisburg-Carlisle	2005	318,209	318,209	96.1%	96.1%	139,377	130,000	Wegmans, (Target)	$14.20
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	88.8%	88.8%	—	73,000	Valley Farm Market	$6.94
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1990	122,916	30,668	95.9%	95.9%	—	40,750	Genuardi’s	$15.76
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%	—	50,658	Genuardi’s	$16.98

			PA			1,727,413	930,211	91.4%	88.9%	272,377	517,635

601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	88.4%	88.4%	—	—	—	$47.21
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	94.3%	94.3%	—	48,999	Giant Food	$20.76
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	97.3%	97.3%	—	57,030	Shoppers Food Warehouse	$14.11
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%	—	57,860	Safeway	$17.64
Brafferton Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1997	97,872	24,419	94.4%	94.4%	—	—	Sport and Health Clubs	$14.25
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.53
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,155	25,987	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$16.01
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	97.0%	97.0%	—	55,163	Safeway	$16.34
Culpeper Colonnade			VA	None	2006	93,368	93,368	68.5%	68.5%	127,307	—	(Target)	$16.21
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	92.0%	92.0%	—	—	—	$17.73
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$22.33
Fortuna Center Plaza	JV-RRP	20.00%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)	$29.70
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$19.70
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	93.5%	93.5%	—	38,408	Ukrop’s	$13.22
Glen Lea Centre	JV-M2	24.95%	VA	Richmond	1969	78,494	19,584	54.3%	54.3%	—	—	—	$12.04
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	343,006	85,580	97.5%	97.5%	—	62,319	Giant Food	$20.72
Hanover Village	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%	—	—	—	$9.48
Hollymead Town Center			VA	Charlottesville	2004	153,739	153,739	97.0%	97.0%	142,500	60,607	Harris Teeter, (Target)	$20.00
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	100.0%	100.0%	—	—	—	$32.59

Portfolios Summary Report by Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$23.16
Labumum Park Shopping Center	JV-M2	24.95%	VA	Richmond	1977	64,992	16,216	96.8%	96.8%	49,000	49,000	(Ukrop’s)	$15.50
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	96.7%	96.7%	—	63,000	Shoppers Food Warehouse	$18.81
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	94.7%	94.7%	—	—	—	$27.34
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	85.4%	85.4%	—	51,922	Safeway	$15.15
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	101,587	25,346	97.5%	97.5%	—	39,187	Giant Food	$17.30
Shops at County Center			VA	Washington-Arlington-Alexandria	2006	96,696	96,696	97.4%	97.4%	—	52,409	Harris Teeter	$31.38
Signal Hill			VA	Washington-Arlington-Alexandria	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$18.07
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	90.2%	90.2%	—	65,003	Kroger	$8.31
Stonewall			VA	Washington-Arlington-Alexandria	2007	318,682	318,682	78.1%	78.1%	—	140,000	Wegmans	NA
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	99.2%	99.2%	—	46,935	Giant Food	$17.35
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,282	59,656	95.4%	95.4%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.75
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%	—	45,023	Ukrop’s	$17.21
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	97.1%	97.1%	—	—	—	$19.94
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	96.5%	96.5%	—	42,491	Safeway	$17.60

			VA			4,137,833	1,991,519	93.2%	90.5%	442,542	1,409,120

Regional Totals						12,609,444	6,985,450	91.5%	88.6%	2,061,903	4,272,084

Pacific Region
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,118	240,118	99.5%	99.5%	—	68,000	Ralphs	$27.44
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	24,170	100.0%	100.0%	142,600	57,560	Albertsons, (Target)	$25.19
Applegate Ranch Shopping Center			CA	Merced	2006	179,131	179,131	33.7%	33.7%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento--Arden-Arcade--Roseville	1990	133,944	33,419	99.0%	99.0%	—	45,540	Bel Air Market	$18.59
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$20.20
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%	—	44,093	Stater Bros.	$22.33
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	98.9%	98.9%	—	34,208	Safeway	$25.24
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	298,311	74,429	74.3%	74.3%	—	—	Toys “R” Us	$19.90
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	94.8%	94.8%	—	58,527	Ralphs	$22.10
Clayton Valley			CA	San Francisco-Oakland-Fremont	2004	260,853	260,853	93.0%	93.0%	—	—	Yardbirds Home Center	$21.19
Clovis Commons			CA	Fresno	2004	174,990	174,990	95.8%	95.8%	145,653	145,653	(Super Target)	$21.12
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware	$16.04
Costa Verde			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	91.8%	91.8%	—	40,000	Bristol Farms	$31.65
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$32.84
El Camino			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$21.49
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	99.9%	99.9%	66,700	77,888	(Lucky’s)	$25.87
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	95.5%	95.5%	—	42,315	Von’s Food & Drug	$15.33
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,499	102,499	91.9%	91.9%	—	22,500	Safeway	$18.87
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	$17.69
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%	—	—	24 Hour Fitness	$26.40
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertsons	$22.75
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90,237	90,237	97.1%	97.1%	—	55,255	Safeway	$20.54
French Valley			CA	Riverside-San Bernardino-Ontario	2004	99,019	99,019	94.9%	94.9%	—	44,054	Stater Bros.	$22.73
Friars Mission			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	99.2%	99.2%	—	55,303	Ralphs	$28.17
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertsons	$19.37
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	100.0%	100.0%	—	37,500	Gelson’s Markets	$18.70
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	290,888	290,888	60.0%	60.0%	—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	77.7%	77.7%	—	—	Kohl’s	$17.56
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralphs	$23.20
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.8%	99.8%	—	44,376	Ralphs	$25.53
Highland Greenspot			CA	Riverside-San Bernardino-Ontario	2007	92,450	92,450	48.7%	48.7%	—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	354,607	354,607	31.9%	31.9%	235,834	93,696	(Home Depot), (WinCo)	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	102,312	102,312	13.7%	13.7%	—	13,969	Fresh & Easy	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	90.4%	90.4%	38,917	38,917	(Albertsons)	$25.18
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%	53,000	53,000	(Safeway)	$17.23
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	98.2%	98.2%	—	42,896	Safeway	$16.48
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,222	91,222	96.1%	96.1%	—	42,630	Stater Bros.	$22.69
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertsons	$12.89
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%	—	58,000	Albertsons	$18.99
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	98.3%	98.3%	—	43,842	Albertsons	$15.75
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	97.7%	97.7%	—	28,210	Henry’s Marketplace	$18.26
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.78
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$13.75
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,774	53,087	96.0%	96.0%	—	50,000	Von’s Food & Drug	$17.67
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$26.13
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento--Arden-Arcade--Roseville	1964	62,827	12,565	100.0%	100.0%	—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	153,255	38,237	97.9%	97.9%	—	39,777	Von’s Food & Drug	$17.08
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	72,619	72,619	68.7%	68.7%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%	—	37,194	Superior Super Warehouse	$17.03
San Leandro			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.89
Santa Ana Downtown			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	97.6%	97.6%	—	37,972	Food 4 Less	$19.80
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%	—	—	Kohl’s	$10.64
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	94.3%	94.3%	—	25,000	Von’s Food & Drug	$23.31
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$31.35
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	84.0%	84.0%	—	—	—	$22.61
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	63,657	63,657	95.2%	95.2%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	100.0%	100.0%	—	31,833	Nob Hill	$14.22
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%	—	52,550	Safeway	$15.58
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento-Arden-Arcade-Roseville	1991	89,875	22,424	85.0%	85.0%	—	45,540	Bel Air Market	$17.43
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	94.9%	94.9%	—	33,753	Safeway	$19.59
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	99.0%	99.0%	—	56,496	Safeway	$20.03

Portfolios Summary Report by Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralphs	$14.20
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	99.2%	99.2%	—	44,686	Albertsons, Target	$17.08
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$30.81
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug	$19.77
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	82.6%	82.6%	—	—	—	$31.35
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%	165,000	—	Krikorian Theaters, (Lowe’s)	$24.90
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%	—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	88.2%	88.2%	—	—	—	$38.31
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	100.0%	100.0%	—	24,712	Safeway	$15.47
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	99.0%	99.0%	—	41,300	Von’s Food & Drug	$23.94
Westridge			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	98.9%	98.9%	—	50,782	Albertsons	$25.47
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$14.05
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.96
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%	—	—	The Sports Basement	$26.72

			CA			9,621,099	6,603,670	90.5%	88.2%	1,557,431	2,972,227

Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	90.0%	90.0%	—	55,164	Safeway	$13.62
Corvallis Market Center			OR	Corvallis	2006	82,671	82,671	81.2%	81.2%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$12.16
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	95.9%	95.9%	—	57,370	Albertsons	$14.05
Hillsboro—Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,788	76,788	100.0%	100.0%	—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	99.6%	99.6%	—	41,132	Safeway	$14.39
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.6%	98.6%	—	55,227	Safeway	$10.71
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	100.0%	100.0%	—	49,793	Albertsons	$17.25
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	95.5%	95.5%	—	—	—	$21.15
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%	—	56,500	Whole Foods	$25.38
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%	—	—	Sportmart	$16.80

			OR			1,088,641	822,592	96.6%	97.1%	—	352,686

Anthem Highland Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	91.0%	91.0%	—	53,963	Albertsons	$15.93
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	559,357	559,357	42.1%	42.1%	132,360	—	(Target), Home Depot	$21.00
Centennial Crossroads	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	97.5%	97.5%	154,000	55,256	Von’s Food & Drug, (Target)	$13.10

			NV			777,734	703,436	56.6%	52.3%	286,360	109,219

Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	97.2%	97.2%	—	48,893	Safeway	$15.19
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	86.7%	86.7%	—	49,440	Safeway	$10.99
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertsons	$20.99
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	88.4%	88.4%	—	—	—	$28.66
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	93.7%	93.7%	—	68,273	Fred Myer	$15.95
Lynnwood—H Mart			WA	Seattle-Tacoma-Bellevue	2007	77,028	77,028	100.0%	100.0%	—	77,028	H Mart	NA
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%	—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%	—	—	Wallace Theaters	$18.24
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$21.44
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$18.11
Puyallup—JC Penney			WA	Seattle-Tacoma-Bellevue	2007	76,682	76,682	100.0%	100.0%	—	—	JC Penney	$9.94
Sammamish Highland			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)	$23.03
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	98.2%	98.2%	111,900	—	(Target)	$31.56
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertsons	$15.03

			WA			1,332,518	778,538	96.2%	97.5%	397,200	418,456

Regional Totals						12,819,992	8,908,236	89.5%	87.0%	2,240,991	3,852,588

Southeast Region

Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	96.7%	96.7%	—	46,733	Publix	$11.19
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	71.5%	71.5%	—	44,271	Publix	$11.77

			AL			193,558	78,006	81.3%	77.6%	—	91,004

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	97.3%	97.3%	—	48,555	Publix	$11.06
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	100.0%	100.0%	—	35,908	Publix	$16.46
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	92.5%	92.5%	—	42,112	Publix	$11.64
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix	$12.43
Bloomingdale			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$8.97
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$12.13
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	0.0%	0.0%	98,165	—	(Kohl’s)	NA
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	63.5%	63.5%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	100.0%	100.0%	—	—	—	$12.66
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	99.2%	99.2%	—	54,420	Publix	$16.83
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	100.0%	100.0%	—	51,420	Publix	$12.98
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	60.8%	60.8%	—	42,112	Publix	$10.22
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.97
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	83.2%	83.2%	—	39,393	Publix	$15.16
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	94.8%	94.8%	—	27,887	Publix	$13.49
Fleming Island			FL	Jacksonville	2000	136,662	136,662	96.8%	96.8%	129,807	47,955	Publix, (Target)	$13.00
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$14.69
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$14.12
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	84.4%	84.4%	—	39,203	Publix	NA
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%	—	—	—	$24.00
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%	—	—	—	NA
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%	—	47,955	Publix	$9.88
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix	$15.76
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.76
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix	$11.90
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%	—	44,271	Publix	$11.40

Portfolios Summary Report By Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	96.5%	96.5%	—	36,464	Publix	$13.33
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	85.9%	85.9%	—	—	—	$14.91
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,907	48,907	100.0%	100.0%	—	—	—	$17.31
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%	—	48,555	Publix	$9.27
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.82
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	99.2%	99.2%	—	51,420	Publix	$16.27
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.0%	97.0%	—	39,795	Publix, K-Mart	$7.59
Nocatee Town Center			FL	Jacksonville	2007	81,082	81,082	67.0%	67.0%	—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%	—	47,955	Publix	$12.44
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	77.2%	77.2%	—	45,600	Publix	$13.90
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%	—	61,171	Publix	$12.99
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.5%	99.5%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.66
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	166,041	41,510	92.1%	92.1%	—	45,254	Publix	$11.14
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	98.7%	98.7%	—	48,890	Publix	$10.75
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.58
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	91.3%	91.3%	—	37,866	Publix	$12.98
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%	—	44,840	Publix	$16.44
Regency Square Brandon			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	98.7%	98.7%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.66
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	89.9%	89.9%	—	54,379	Publix	$13.85
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$13.11
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,414	52,707	100.0%	100.0%	97,000	44,840	Publix, (Kohl’s)	$17.71
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,401	7,201	0.0%	0.0%	—	—	—	NA
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%	—	—	—	$22.46
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,317	108,317	90.6%	90.6%	98,165	—	(Kohl’s)	$3.80
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	98,879	98,879	0.0%	0.0%	143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.60
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%	—	—	—	$26.31
Village Center 6			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.7%	98.7%	—	36,434	Publix	$13.80
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	90.3%	90.3%	—	39,975	Publix	$17.27
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	89.7%	89.7%	—	44,271	Publix	$11.24
Welleby			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.9%	96.9%	—	46,779	Publix	$10.12
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	96.9%	96.9%	—	44,840	Publix	$18.85
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	96.5%	96.5%	—	51,420	Publix	$12.65
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	96.9%	96.9%	—	44,271	Publix	$14.88

			FL			6,237,769	4,978,242	92.6%	92.2%	694,963	2,310,760

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,450	53,450	71.7%	71.7%	—	—	—	$20.41
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%	—	—	—	$13.26
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	89.8%	89.8%	—	43,454	Publix	$14.46
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%	—	—	—	$15.57
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	98.4%	98.4%	—	—	—	$16.61
Cambridge Square Shopping Ctr			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	98.7%	98.7%	—	40,852	Kroger	$11.73
Chapel Hill			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	89.5%	89.5%	88,713	—	(Kohl’s)	$10.34
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	93.6%	93.6%	—	56,077	Publix	$9.43
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$10.49
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%	—	45,044	Publix	$16.25
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	97.8%	97.8%	—	44,271	Publix	$14.50
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	88.7%	88.7%	—	18,400	Fresh Market	$17.16
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	92.7%	92.7%	—	31,000	Publix	$16.28
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	90.2%	90.2%	—	51,420	Publix	$12.21
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%	—	—	—	$22.44
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	99.4%	99.4%	—	—	—	$17.90
Lost Mountain Shopping Center	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	93.2%	93.2%	—	47,814	Publix	$11.44
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%	—	—	—	$18.64
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	81.1%	81.1%	—	44,271	Publix	$10.25
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%	—	—	—	$29.37
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,704	95,704	99.0%	99.0%	—	—	—	$21.47
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$10.02
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%	—	58,261	Kroger	$15.75
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	94.8%	94.8%	—	56,077	Publix	$9.96
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	95.8%	95.8%	—	11,606	Trader Joe’s, Pike Nursery	$13.91
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	87.5%	87.5%	—	63,296	Kroger	$11.29
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$11.10
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.57
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.32

			GA			2,628,658	1,706,758	93.3%	92.7%	88,713	852,034

Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.80
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	92.0%	92.0%	—	79,830	Harris Teeter, Fresh Market	$14.90
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	98.4%	98.4%	—	14,300	Fresh Market	$15.42
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	100.0%	100.0%	—	41,500	Harris Teeter	$15.63
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%	—	46,478	Kroger	$9.88
Garner			NC	Raleigh-Cary	1998	221,776	221,776	98.8%	98.8%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.64
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	94.4%	94.4%	—	27,764	Harris Teeter	$13.00
Harris Crossing			NC	Burlington	2007	76,818	76,818	69.5%	69.5%	—	53,365	Harris Teeter	NA
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	95.0%	95.0%	—	57,590	Harris Teeter	$10.16
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,691	87,691	100.0%	100.0%	—	57,590	Kroger	$11.66
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	91.9%	91.9%	—	55,973	Kroger	$14.93

Portfolios Summary Report By Region

March 31, 2008

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	79.6%	79.6%	—	49,495	Lowes Foods	$14.09
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	87.0%	87.0%	—	18,613	Trader Joe’s	$14.42
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.6%	96.6%	—	59,160	Kroger	$15.43
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.8%	90.8%	—	24,167	—	$14.73
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	98.6%	98.6%	—	40,832	Food Lion	$11.63

			NC			2,180,033	1,336,163	93.0%	93.4%	273,000	738,400

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,102	79,102	63.0%	63.0%	—	45,600	Publix	NA
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	100.0%	100.0%	—	37,888	Publix	$10.91
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix	$12.86
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%	—	44,840	Publix	$12.27
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%	—	—	—	$23.01
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$13.05
Queensborough	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.95
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.68
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	100.0%	100.0%	—	46,624	Bi-Lo	$11.97

			SC			547,535	282,320	93.1%	87.6%	—	350,794

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	96.2%	96.2%	125,500	63,193	Schnucks, (Target)	$12.39
Dickson Tn			TN	Nashville-Davidson-Murfreesboro	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville-Davidson-Murfreesboro	2004	7,348	7,348	24.9%	24.9%	177,000	—	(Wal- Mart)	$16.00
Harpeth Village Fieldstone			TN	Nashville-Davidson-Murfreesboro	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$13.41
Lebanon Center			TN	Nashville-Davidson-Murfreesboro	2006	63,802	63,802	78.1%	78.1%	—	45,600	Publix	$12.43
Nashboro			TN	Nashville-Davidson-Murfreesboro	1998	86,811	86,811	98.4%	98.4%	—	61,224	Kroger	$10.49
Northlake Village I & II			TN	Nashville-Davidson-Murfreesboro	1988	141,685	141,685	94.0%	94.0%	—	64,537	Kroger	$11.52
Peartree Village			TN	Nashville-Davidson-Murfreesboro	1997	109,904	109,904	97.9%	97.9%	—	60,647	Harris Teeter	$17.70

			TN			576,614	504,664	93.9%	93.6%	302,500	350,578

Regional Totals						12,364,167	8,886,153	92.7%	92.2%	1,359,176	4,693,570

Regency Centers Total						51,292,840	32,010,861	91.8%	89.7%	8,234,088	19,554,729

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C: Co-investment Partnership with Oregon

JV-C2: Co-investment Partnership with Oregon

JV-CCV: Co-investment Partnership with Oregon

JV-RC: Co-investment Partnership with CalSTRS

JV-M: Co-investment Partnership with Macquarie

JV-MD: Co-investment Partnership with Macquarie

JV-M2: Co-investment Partnership with Macquarie

JV-M3: Co-investment Partnership with Macquarie

JV-RRP: Regency Retail Partners (open-end fund)

JV-D: Co-investment Partnership with Macquarie and DESCO

JV-O: Other, single property Co-investment Partnerships

Significant Tenants Rents – Wholly-Owned and Regency’s Pro-Rate Share of Co-investment Partnerships

March 31, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,777,830	8.68%	$26,149,027	5.64%	59	18
Publix	2,115,188	6.61%	19,380,967	4.18%	68	31
Safeway	1,698,496	5.31%	16,298,463	3.52%	61	36
Supervalu	1,004,004	3.14%	11,430,704	2.47%	33	19
Blockbuster Video	311,344	0.97%	6,619,681	1.43%	83	35
Whole Foods	144,434	0.45%	4,480,391	0.97%	5	2
TJX Companies	434,184	1.36%	4,454,333	0.96%	27	15
CVS	268,699	0.84%	4,409,737	0.95%	40	20
Walgreens	239,870	0.75%	3,981,447	0.86%	23	8
Harris Teeter	341,549	1.07%	3,967,032	0.86%	9	3
Ross Dress for Less	258,968	0.81%	3,929,585	0.85%	18	12
Ahold	248,795	0.78%	3,666,951	0.79%	11	8
Starbucks	104,940	0.33%	3,341,420	0.72%	96	42
Rite Aid	225,194	0.70%	3,327,968	0.72%	34	23
Sears Holdings	433,809	1.36%	3,244,522	0.70%	16	10
Washington Mutual Bank	92,010	0.29%	3,030,713	0.65%	39	15
Sports Authority	170,788	0.53%	3,004,179	0.65%	5	1
Hallmark	165,085	0.52%	2,881,879	0.62%	61	31
Best Buy	137,602	0.43%	2,812,027	0.61%	7	3
PETCO	159,284	0.50%	2,811,509	0.61%	20	11
Schnucks	309,522	0.97%	2,695,784	0.58%	31	31
PetSmart	171,082	0.53%	2,685,176	0.58%	11	5
Bank of America	69,565	0.22%	2,651,003	0.57%	33	17
Kohl’s	315,680	0.99%	2,547,607	0.55%	5	2
Subway	90,621	0.28%	2,500,996	0.54%	116	61
H.E.B.	210,413	0.66%	2,499,163	0.54%	4	2
L.A. Fitness Sports Club	138,188	0.43%	2,483,484	0.54%	4	1
Longs Drug	207,258	0.65%	2,460,009	0.53%	14	6
The UPS Store	98,293	0.31%	2,377,335	0.51%	113	57
Stater Bros.	151,151	0.47%	2,300,414	0.50%	5	2

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$161,301
Kroger Total	55,100
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Kroger	660,926	9	68
Safeway	314,000	6	67
Sears Holdings	57,435	2	18
Supervalu	72,514	2	35
Publix	62,771	1	69

	1,167,646

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenants Rents – Wholly-Owned and 100% Co-investment Partnerships

March 31, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	3,265,224	6.39%	$32,962,327	4.49%	61	36
Kroger	3,553,776	6.95%	31,727,688	4.32%	59	18
Publix	3,148,253	6.16%	28,582,202	3.89%	68	31
Supervalu	1,776,782	3.48%	19,349,852	2.64%	33	19
Schnucks	1,887,329	3.69%	16,437,709	2.24%	31	31
Blockbuster Video	458,554	0.90%	9,806,188	1.34%	83	35
TJX Companies	746,227	1.46%	7,830,700	1.07%	27	15
CVS	446,010	0.87%	7,580,600	1.03%	40	20
Ross Dress for Less	525,130	1.03%	7,434,913	1.01%	18	12
Ahold	521,264	1.02%	6,265,993	0.85%	11	8
Rite Aid	457,046	0.89%	5,775,439	0.79%	34	23
Whole Foods	196,169	0.38%	5,646,956	0.77%	5	2
Walgreens	322,313	0.63%	5,192,508	0.71%	23	8
PETCO	284,842	0.56%	5,095,268	0.69%	20	11
Starbucks	157,203	0.31%	5,039,077	0.69%	96	42
Harris Teeter	426,715	0.83%	4,683,654	0.64%	9	3
Sears Holdings	590,620	1.16%	4,584,564	0.62%	16	10
Hallmark	272,129	0.53%	4,540,508	0.62%	61	31
Washington Mutual Bank	131,525	0.26%	4,379,843	0.60%	39	15
Bank of America	100,383	0.20%	4,317,534	0.59%	33	17
Subway	154,155	0.30%	4,088,217	0.56%	116	61
Wachovia Bank	44,616	0.09%	3,943,797	0.54%	30	18
H.E.B.	310,607	0.61%	3,874,163	0.53%	4	2
24 Hour Fitness	199,094	0.39%	3,868,500	0.53%	6	4
The UPS Store	160,860	0.31%	3,854,087	0.53%	113	57
PetSmart	252,081	0.49%	3,744,294	0.51%	11	5
Longs Drug	309,030	0.60%	3,686,931	0.50%	14	6

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$485,004
Kroger Total	87,800
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Kroger	708,958	9	68
Safeway	314,000	6	67
Sears Holdings	230,200	2	18
Supervalu	101,721	2	35
Publix	62,771	1	69

	1,417,650

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

March 31, 2008

All Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	318,987	1.2%	$5,351,582	1.2%	$16.78	552,636	1.2%	$9,136,666	1.3%
2008	1,338,543	5.0%	25,304,945	5.8%	18.90	2,205,343	4.9%	39,995,863	5.7%
2009	2,579,374	9.7%	48,272,485	11.1%	18.71	4,326,044	9.7%	78,507,144	11.2%
2010	2,551,449	9.6%	47,684,860	11.0%	18.69	4,238,015	9.5%	76,775,621	10.9%
2011	2,897,840	10.9%	51,244,215	11.8%	17.68	4,517,170	10.1%	80,795,335	11.5%
2012	3,343,508	12.5%	60,361,662	13.9%	18.05	5,518,533	12.3%	98,238,658	14.0%
2013	1,624,900	6.1%	29,511,674	6.8%	18.16	3,113,748	6.9%	50,366,887	7.2%
2014	798,646	3.0%	11,987,862	2.8%	15.01	1,593,680	3.6%	22,963,602	3.3%
2015	748,892	2.8%	12,330,624	2.8%	16.47	1,553,937	3.5%	24,145,934	3.4%
2016	845,740	3.2%	14,262,494	3.3%	16.86	1,771,600	4.0%	26,491,690	3.8%
2017	1,334,426	5.0%	23,973,327	5.5%	17.97	2,221,393	5.0%	37,237,020	5.3%

10 Year Total	18,382,305	68.9%	330,285,728	76.2%	17.97	31,612,099	70.6%	544,654,421	77.5%
Thereafter	8,305,826	31.1%	103,233,885	23.8%	12.43	13,195,223	29.4%	157,964,942	22.5%

	26,688,132	100.0%	$433,519,613	100.0%	$16.24	44,807,322	100.0%	$702,619,362	100.0%

Anchor Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	110,111	0.8%	$1,093,407	0.8%	$9.93	151,014	0.6%	$1,326,231	0.5%
2008	239,536	1.7%	1,608,126	1.1%	6.71	385,259	1.6%	2,521,952	1.0%
2009	610,376	4.3%	5,707,503	4.0%	9.35	1,058,658	4.3%	10,448,400	4.3%
2010	692,884	4.8%	5,794,459	4.1%	8.36	1,196,121	4.8%	9,637,066	3.9%
2011	1,046,177	7.3%	7,829,153	5.5%	7.48	1,552,353	6.3%	12,772,410	5.2%
2012	1,224,615	8.6%	10,992,981	7.7%	8.98	2,085,714	8.4%	19,538,356	8.0%
2013	600,885	4.2%	5,166,685	3.6%	8.60	1,457,656	5.9%	12,254,733	5.0%
2014	469,783	3.3%	4,193,416	2.9%	8.93	970,955	3.9%	9,052,579	3.7%
2015	459,511	3.2%	4,960,994	3.5%	10.80	1,044,264	4.2%	11,039,383	4.5%
2016	506,374	3.5%	5,730,431	4.0%	11.32	1,125,615	4.6%	11,605,323	4.7%
2017	776,959	5.4%	9,353,725	6.6%	12.04	1,518,262	6.1%	18,642,942	7.6%

10 Year Total	6,737,211	47.1%	62,430,879	43.8%	9.27	12,545,871	50.8%	118,839,375	48.5%
Thereafter	7,572,213	52.9%	80,118,524	56.2%	10.58	12,173,747	49.2%	125,999,489	51.5%

	14,309,424	100.0%	$142,549,402	100.0%	$9.96	24,719,618	100.0%	$244,838,863	100.0%

Reflects in place leases as of March 31, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

March 31, 2008

Inline Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	208,876	1.7%	$4,258,175	1.5%	$20.39	401,622	2.0%	$7,810,435	1.7%
2008	1,099,007	8.9%	23,696,819	8.1%	21.56	1,820,084	9.1%	37,473,912	8.2%
2009	1,968,998	15.9%	42,564,982	14.6%	21.62	3,267,386	16.3%	68,058,744	14.9%
2010	1,858,565	15.0%	41,890,401	14.4%	22.54	3,041,894	15.1%	67,138,555	14.7%
2011	1,851,663	15.0%	43,415,061	14.9%	23.45	2,964,817	14.8%	68,022,925	14.9%
2012	2,118,894	17.1%	49,368,682	17.0%	23.30	3,432,819	17.1%	78,700,302	17.2%
2013	1,024,015	8.3%	24,344,988	8.4%	23.77	1,656,092	8.2%	38,112,153	8.3%
2014	328,863	2.7%	7,794,446	2.7%	23.70	622,725	3.1%	13,911,023	3.0%
2015	289,381	2.3%	7,369,630	2.5%	25.47	509,673	2.5%	13,106,552	2.9%
2016	339,366	2.7%	8,532,063	2.9%	25.14	645,985	3.2%	14,886,367	3.3%
2017	557,467	4.5%	14,619,602	5.0%	26.23	703,131	3.5%	18,594,078	4.1%

10 Year Total	11,645,095	94.1%	267,854,850	92.1%	23.00	19,066,228	94.9%	425,815,046	93.0%
Thereafter	733,613	5.9%	23,115,361	7.9%	31.51	1,021,476	5.1%	31,965,453	7.0%

	12,378,708	100.0%	$290,970,211	100.0%	$23.51	20,087,704	100.0%	$457,780,499	100.0%

Reflects in place leases as of March 31, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2008

					Quarterly
($000s except per share numbers)	2006A		2007A	2008E	1Q08A	2Q08E
FFO / Share (for actuals please see related press release)				$4.54 - $4.66		$0.88 - $0.92

Operating Portfolio – Wholly-owned and Regency’s pro-rata share of co-investment partnerships
Occupancy at period end		95.2%	95.1%	94.9%-95.1%	94.9%
Same store growth		3.8%	3.0%	2.4% - 2.8%	3.1%
Rental rate growth		12.6%	13.0%	8% - 10%	12.6%

Percentage Rent – Consolidated Only		$4,525	$4,678	$4,000 - $4,500	$800
Recovery Rate – Consolidated Only		80%	78.5%	77% - 79%	79.2%

Investment Activity
Acquisitions – consolidated		$63,100	$105,984	$0	$0
Cap rate		6.2%	6.0%	0.0%	0.0%

JV Acquisitions – 3rd Party (gross $)		$169,325	$507,850	$93,300 - $250,000	$0
Cap rate		6.9%	6.4%	6.3%-6.7%	0.0%
REG % ownership		22%	17%	20%	0%

JV Acquisitions – REG contributions (gross $)		$134,994	$126,375	$185,000-$240,000	$0
Cap rate		6.6%	6.2%	6.6%	0.0%
REG % ownership		26%	20%	20%	0%

Dispositions – op. properties (REG Pro-Rata)		$456,270	$82,110	$125,000-$175,000	$2,375
Cap rate (average)		6.5%	7.2%	7.25%-7.75%	4.8%

Development starts		$503,319	$378,831	$400,000-$500,000	$29,393

Development stabilizations – net costs		$167,668	$326,555	$115,000 - $240,000	$42,995
NOI yield on stabilizations (net dev costs)		10.1%	9.0%	8.75% - 9.25%	11.3%
Development stabilizations – total costs after outparcel allocation		$175,759	$352,784	$125,000-$260,000	$46,501
NOI yield on costs after outparcel allocation		9.5%	8.3%	8.25% - 8.50%	10.5%

Transaction profits net of taxes *		$52,643	$57,927	$63,000-$78,000	$2,488
Minority share of transaction profits	-$	4,669	$0	$0	$0
Third party fees and commissions		$31,805	$33,064	$35,000-$38,000	$8,447

* 2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008E includes $21-$23 million of promote income

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs		45.8%	48.9	< 50%	50.0%
Unsecured/secured debt offerings		$0
– interest rate		0.00%
– interest rate after hedge settlement		0.00%

Net Asset Valuation Guidance					1Q08
Expansion land and outparcels available
– estimated market value					$45,530
NOI from CIP properties					$3,492
NOI from leases signed but not yet rent-paying in stabilized developments					$2,037
Straight-line rent receivable					$33,840

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO to Net Income

March 31, 2008

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended June 30, 2008		Full Year 2008
Net income for common stockholders	$0.37	0.41	$2.66	2.78
Add (less):
Depreciation expense and amortization	0.51	0.51	2.03	2.03
Loss (gain) on sale of operating properties	—	—	(0.16)	(0.16)

Funds From Operations	$0.88	0.92	$4.54	4.66

Weighted average shares (000’s)	70,492		70,486

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.